UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 25, 2008

INDUSTRIAL DISTRIBUTION GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13195	58-2299339

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road, N.E. Suite 1575 Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 949-2100
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.
     On April 25, 2008, the Company issued a press release announcing that, following receipt of notice from Platinum Equity Advisors, LLC declining to match or top the April 22, 2008 definitive offer of $12.10 per share by Luther King Capital Management (“LKCM”), the Company will accept the LKCM offer and execute the Agreement and Plan of Merger with affiliates of LKCM by which the offer was made. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press Release dated April 25, 2008 issued by Industrial Distribution Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2008	/s/ Jack P. Healey
Jack P. Healey
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Industrial Distribution Group, dated April 25, 2008.